UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2010

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34888	22-2389839
(Commission File Number)	(IRS Employer Identification No.)
4350 Executive Drive, Suite 325
San Diego, CA 92121
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (858) 452-2323

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 15, 2010, Cypress Bioscience, Inc. issued a press release. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release issued by Cypress Bioscience, Inc. dated December 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: December 15, 2010	/s/ Jay D. Kranzler
Jay D. Kranzler
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Cypress Bioscience, Inc. dated December 15, 2010.